SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 30, 2004


                               Schlotzsky's, Inc.

             (Exact name of registrant as specified in its charter)


            Texas                        0-27008                74-2654208

(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



                         203 Colorado Street, Suite 600
                               Austin, Texas 78701
               (Address of principal executive offices) (Zip code)


                                 (512) 236-3800
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 12.  Results of Operations and Financial Condition.

     In accordance with General Instruction B.6. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Schlotzsky's, Inc. disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated March 30, 2004, announcing its financial results for the fourth quarter of 2003.

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the press release.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCHLOTZSKY'S, INC.


                                          By:
                                                /s/ JOHN C. WOOLEY
                                                --------------------------------
                                                Name:   John C. Wooley
                                                Title:  President and Chief
                                                        Executive Officer
Date:  March 30, 2004















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                                INDEX TO EXHIBITS

Exhibit Number                              Description
--------------                              -----------

99.1                    Schlotzsky's, Inc. Press Release dated March 30, 2004.